VS&Co
VICTORIA'S SECRET & CO.

Investor Presentation

July 2021



Forward Looking Statements

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by our Company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," "planned," "potential" and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this presentation or otherwise made by our company or our management:

- the spin-off may not be consummated within the anticipated time period or at all;
- disruption to our business in connection with the proposed spin-off and that we could lose revenue as a result of such disruption;
- the spin-off may not be tax-free for U.S. federal income tax purposes;
- a loss of synergies from separating the businesses that could negatively impact the balance sheet, profit margins or earnings of both businesses
- or that the companies resulting from the spin-off do not realize all of the expected benefits of the spin-off;
- the combined value of the common stock of the two publicly-traded companies will not be equal to or greater than the value of our common stock had the spin-off not occurred;
- general economic conditions, consumer confidence, consumer spending patterns and market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;
- the novel coronavirus (COVID-19) global pandemic has had and is expected to continue to have an adverse effect on our business and results of operations;
- the seasonality of our business;
- divestitures or other dispositions, including a spin-off of Victoria's Secret and related operations and contingent liabilities from businesses that we have divested;
- difficulties arising from turnover in company leadership or other key positions;
- our ability to attract, develop and retain qualified associates and manage labor-related costs;
- the dependence on mall traffic and the availability of suitable store locations on appropriate terms;
- our ability to grow through new store openings and existing store remodels and expansions;
- our ability to successfully operate and expand internationally and related risks;
- our independent franchise, license and wholesale partners;
- our direct channel businesses;
- our ability to protect our reputation and our brand images;
- our ability to attract customers with marketing, advertising and promotional programs;
- our ability to maintain, enforce and protect our trade names, trademarks and patents;
- the highly competitive nature of the retail industry and the segments in which we operate;
- consumer acceptance of our products and our ability to manage the life cycle of our brands, keep up with fashion trends,
- develop new merchandise and launch new product lines successfully;
- our ability to source, distribute and sell goods and materials on a global basis, including risks related to:
  - political instability, environmental hazards or natural disasters;

Forward Looking Statements

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

  - significant health hazards or pandemics, which could result in closed factories, reduced workforces, scarcity of raw materials,
  - and scrutiny or embargoing of goods produced in infected areas;
  - duties, taxes and other charges;
  - legal and regulatory matters;
  - volatility in currency exchange rates;
  - local business practices and political issues;
  - potential delays or disruptions in shipping and transportation and related pricing impacts;
  - disruption due to labor disputes; and
  - changing expectations regarding product safety due to new legislation;
- our geographic concentration of vendor and distribution facilities in central Ohio;
- fluctuations in foreign currency exchange rates;
- the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;
- fluctuations in product input costs;
- our ability to adequately protect our assets from loss and theft;
- fluctuations in energy costs;
- increases in the costs of mailing, paper, printing or other order fulfillment logistics;
- claims arising from our self-insurance;
- our and our third-party service providers' ability to implement and maintain information technology systems and to protect associated data;
- our ability to maintain the security of customer, associate, third-party and company information;
- stock price volatility;
- our ability to pay dividends and related effects;
- shareholder activism matters;
- our ability to maintain our credit rating;
- our ability to service or refinance our debt and maintain compliance with our restrictive covenants;
- our ability to comply with laws, regulations and technology platform rules or other obligations related to data privacy and security;
- our ability to comply with regulatory requirements;
- legal and compliance matters; and
- tax, trade and other regulatory matters.

We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this presentation to reflect circumstances existing after the date of this presentation or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

Speakers

Martin Waters
Chief Executive Officer | VS&Co

Amy Hauk
Chief Executive Officer | Victoria's Secret PINK

Gregory Unis
Chief Executive Officer | Victoria's Secret Beauty

Timothy Johnson
Chief Financial Officer | VS&Co

Brad Kramer
EVP Finance | VS&Co



VS&Co
VICTORIA'S SECRET & CO.



Agenda

VS&Co
VICTORIA'S SECRET & CO

New Era. New Opportunities. An All New Victoria's Secret.

Revolutionizing Our Brand

We've repositioned the brand because we lost relevance with the modern woman.

She's told us to change our focus; from telling her what's sexy and how to look… to being there to help her craft the story she wants to shape for herself.

To support her in whatever way she needs. It's her narrative, not ours.

To win her back, we will celebrate and inspire her. To support her desire to show up however she damn well chooses.









VS&Co

Purpose Driven, Inclusive, Authentic & Inspiring

Vision

To be the **world's leading advocate for women**

Purpose

Inspire women around the world with products and experiences that **uplift and champion** them and their journey

Mission

Create **lifelong relationships** with women by reflecting their stories, journey and community

Create positive change for women through the power of our products, platform and **advocacy**



Our Journey

Three Phases

- **2009 – 2015**
  Growth Years
- **2016 – 2019**
  Execution Missteps
- **2020 – 2021**
  Rebuilding the Foundation

Recovery in process with significant upside opportunity



We Will Pursue Four Key Pillars to Activate the New Victoria's Secret Brand



1

BRAND REVOLUTION
Transform branding & creative to align to our new brand positioning



2

VS COLLECTIVE
Convene accomplished women on behalf of all women & the VS brand



3

ENTERTAINMENT
Create a digital VS branded entertainment platform



4

AGGREGATION
Continue to build our Brands We Love platform

The Brand Revolution Started in January with New Imagery & Messaging

A refresh of visual touch points for the new Victoria's Secret

We design a highly emotional product, not a commodity

VALENTINE'S DAY



Fresh & Optimistic Visualization

SWIM LAUNCH



Emotional Content To Project Branding

SPRING



Authentic & Natural Imagery

MOTHER'S DAY



Diversity and Inclusion in Shape, Ethnicity & Age

The VS Collective


ADUT AKECH
REFUGEE
ENTAL WELLNESS SUPPORT
MODEL


AMANDA DE CADENET
JOURNALIST
PHOTOGRAPHER
GIRLGAZE FOUNDER & EQUALITY ADVOCATE


EILEEN GU
WORLD CHAMPION FREESKIER
YOUTH & WOMEN'S SPORTS ADVOCATE
MODEL


MEGAN RAPINOE
LGBTQIA+ ACTIVIST
PAY EQUITY CRUSADER
PROFESSIONAL SOCCER PLAYER


PALOMA ELSESSER
BODY ADVOCATE
COMMUNITY CREATOR
MODEL


PRIYANKA CHOPRA JONAS
ACTOR
PRODUCER
ENTREPRENEUR


VALENTINA SAMPAIO
LGBTQIA+ ACTIVIST
ACTOR
MODEL

The VS&Co Investment Opportunity

Two category-defining intimates and beauty brands with **clearly defined purpose, mission and vision**

Global **brand awareness** and impressive **customer satisfaction** scores

Growing digital business with proven omnichannel foundation & growing capabilities



Scaled, profitable and right-sized store footprint

Tightly controlled and **highly responsive supply chains**

Delivering against profit improvement plan, with powerful levers to **drive significant top- and bottom-line growth**

Highly talented management team with deep industry experience

Comprehensive Global Business with Unparalleled Scale

$6.1B Net Sales[1]	**$919M** Adj. EBITDA[1,2]	**$2.4B** E-Commerce Business[3]	**#1** U.S. Lingerie Brand with **~20%** Market Share[4]	**~27M** Total active customers in North America[5]
~700M Annual Website Visits[6]	**~77M** Instagram Followers[7]	**43%** Digital Penetration[8]	**70+** Countries	**~1,400** Global Store Locations[9]

Source: Company Data, Euromonitor, NPD.

[1] Q1 '21 TTM represents the period ending May 1, 2021. [2] See reconciliation of reported to adjusted results in the Appendix. [3] Reported Net Sales for Digital as of Q1 '21 TTM represents the period ending May 1, 2021. [4] Represents North America per NPD. [5] As of May 1, 2021; "active" defined as customers who have purchased from North America stores or digital in the last twelve months. [6] Visits to vs.com and VS/PINK apps as of Q1 '21 TTM represents the period ending May 1, 2021. [7] As of May 1, 2021; includes VS and PINK. [8] Represents digital net sales as a % of North America net sales. [9] Includes company-operated and partner-operated locations as of Q1-2021.

Q2 2021 Victoria's Secret Segment Sales & Operating Income Update

VS Segment Sales ($B)[1]


~$500M
Increase in sales
$0.6
$1.1
Q2 '20
Q2 '21

VS Segment Estimated Adjusted Operating Income ($M)[2]


$285M+
Increase in adjusted operating income
($87)
$200+
Q2 '20
Q2 '21E

Source: Company data.

Note: See reconciliation of reported to adjusted results in the Appendix.

[1] Q2 '21 for the nine-week period ended July 3, 2021; comparable period in 2020. VS segment for both periods as per the current L Brands segment reporting.

[2] Q2 '21 estimates based on VS segment guidance as provided in L Brands' July 13, 2021 press release. Segment for both periods as per the current L Brands segment reporting. Both periods exclude Corporate/Other costs.

Note: The expected Q2 '21 operating income is based on information available at the date of the press release and incorporate a variety of assumptions, estimates and projections, including among others, with regard to the impact of COVID-19. Actual operating income for the second quarter will be influenced by future developments and other factors, many of which are difficult to predict and not within the company's control, and may differ from the expected results described above.

Large and Growing Addressable Markets

Global Intimates Apparel ($B)


2006 - 2021 CAGR
3%
2021 - 2025 CAGR
6%
$75
$97
$101
$106
$112
$116
$100
$113
$121
$128
$135
$142
2006
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Global Loungewear Apparel ($B)


2007 - 2021 CAGR
4%
2021 - 2025 CAGR
8%
$207
$272
$282
$305
$331
$346
$293
$336
$363
$395
$422
$450
2007
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Source: Euromonitor

Leading Net Promoter Score, Awareness & Scale


Lingerie NPS Score (%), Brand Awareness Score (%)
Hanes
21%; 84%
KOHL'S
29%; 89%
macy's
41%; 90%
43%; 81%
CALVIN KLEIN
PINK
53%; 86%
VICTORIA'S SECRET
58%; 87%
aerie
49%; 51%
ADORE ME
55%; 36%
59%; 31%
Specialty Retail Peers
Department Retail Peers
Brand Awareness – Lingerie
INCREASING AWARENESS
NPS Score – Lingerie - INCREASING NPS

Source: Third-Party Brand Study conducted in January 2021, Euromonitor.

Note: Market sizes represent U.S. Lingerie Retail Sales as of FY2020 where available per Euromonitor, and approximate U.S. market sizes where unavailable. Brand awareness sample size of n=4,510. NPS score represents score among those purchasing intimates brands in the past 1 year. N=1,704 for VS and N= 1,431 for PINK.

Strong Customer Loyalty Extends Across Brands

Brand Affinity Drives Customer Engagement & Repeat Purchases

~27M Total active customers in North America	**~57%** of active customers have shopped online in last year	**~45%** of customers shop across multiple Lines of Business
6.2M Active VS app customers	**5.5M** Active PINK Nation customers	**6.3M** Active VS credit card holders

Source: Company data.
As of May 1, 2021; "active" defined as customers who have purchased from North America stores or digital in the last twelve months.

Growing Digital Business

Strong Online Penetration[1]

~50%
VICTORIA'S SECRET

~40%
PINK

~40%
VICTORIA'S SECRET BEAUTY

Digital Sales[1] ($B)


$1.7
$1.7
$2.2
$2.4
2018
2019
2020
Q1 '21 TTM

Digital Penetration[1,2] (%)


24%
25%
44%
43%
2018
2019
2020
Q1 '21 TTM

Source: Company data.
[1] Q1 '21 TTM represents the period ending May 1, 2021.
[2] Digital sales as a % of Digital + North America Stores net sales.

Broad-Based Store Portfolio

Broad-Based Store Portfolio


OTHER[2]
24%
26%
A MALLS
Total North America Stores[1]
867
13%
C MALLS
37%
B MALLS

~94%

of North America stores are cash flow positive[1]

~$0.9M

North America average cash flow per store[3]

Average lease term remaining is[4]

~3.8 years

Source: Company data
[1] As of Q1 2021.
[2] Includes street, off-mall and D/F malls.
[3] Q1'21 TTM represents the period ending May 1, 2021.
[4] Simple average as of Q1 2021.

Our Business is Supported by an Agile Supply Chain

- Ability to quickly respond to shifting consumer trends
- Impressive re-order speeds across product categories
- Long-term supplier relationships
- Diverse supplier relationships
- Distribution flexibility



Continued Execution Against Profit Improvement Plan

- Reorganized corporate office
- Merchandise margin rate expansion
- Improved store profitability
- Restructured international segments

On Track to Deliver Expected Profit Improvement Annualized Savings of: **~$300M**


Water Scrub
HYALURONIC ACID
PINK
Water Mist
PINK

Source: Company data.
Note: Expected total annualized savings for VS segment as reported by L Brands.

Highly Talented Management Team with Deep Industry Experience



Martin Waters
Chief Executive Officer, VS&Co



Amy Hauk
Chief Executive Officer, PINK



Greg Unis
Chief Executive Officer, VS Beauty



Becky Behringer
Store Selling Operations



Ishan Patel
Chief Digital Officer



Arun Bhardwaj
International



Tim Johnson
Chief Financial Officer



Dein Boyle
Chief Operating Officer



Brad Kramer
EVP Finance



Laura Miller
Chief Human Resources Officer



Melinda McAfee
Chief Legal Officer



Brian Leinbach
Chief Information Officer

Victoria's Secret & Co. Board of Directors



Donna James
Managing Director, Lardon & Associates LLC
Chair of the Board



Irene Chang Britt
Former President, Pepperidge Farm
Senior Vice President, Global Baking and Snacking, Campbell Soup



Sarah Davis
Former President, Loblaw Companies Limited



Jacqueline Hernández
Former Chief Marketing Officer, Hispanic Enterprises and Content, NBC Universal



Anne Sheehan
Former Chair of the Securities and Exchange Commission's Investor Advisory Committee



Lauren Peters
Former Chief Financial Officer, Foot Locker, Inc.



Martin Waters
Chief Executive Officer, VS&CO



Agenda

VS&Co
VICTORIA'S SECRET & CO

1. Company Overview
2. **Lines of Business**
   - **VS Lingerie**
   - **PINK**
   - **VS Beauty**
3. Channels
   - Digital
   - North America Stores
   - International
4. Financials & Growth Opportunities
5. Appendix



#1 in Intimates…

with Renewed Strong Momentum Across Categories

VS Lingerie

Martin Waters

Chief Executive Officer | VS&Co

VS&Co
VICTORIA'S SECRET & CO.

VS Lingerie

Market Leader with Powerful & Deep Customer Connections to Drive Growth

#1

U.S. Intimate Apparel Market Share[1]

$2.7B

Retail Sales[2]

~50%

of Total North America VS Sales[2,3]

~50%

Sales from Digital[2,4]

98%

Global Brand Awareness Among U.S. Women (13 – 39 Years)[5]

Bras



Panties



Lounge



Sleep



Swimwear



Sport



Source: Company data

1 Source: NPD.

2 North America Stores and Digital Retail sales as of Q1 '21 TTM period ending May 1, 2021.

3 Reflects VS Lingerie Sales as a % of Total North America Stores and Digital Retail Sales.

4 Reflects VS Lingerie Digital Sales as a % of Total VS Lingerie Retail Sales for North America Stores and Digital.

5 Source: Ypulse Brand Data for the 12 months ended July 4, 2021.

VS Lingerie

Key Pillars

Elevating Assortment Architecture



Enhancing Customer Experience



Repositioning the Brand



Simplifying Operating Model



VS Lingerie

Key Pillars

Elevated / Emotional Product

Moving From Basics to Fashion

Re-enforce good, better, best principles

Superior quality and fit

Shift to product storytelling and tiering stores based on product attributes vs. store volume and space

40% choice count reduction through last few years

Extend merchandise categories on digital

Elevating Assortment Architecture



Enhancing Customer Experience

Repositioning the Brand

Simplifying Operating Model

VS Lingerie

Key Pillars

Relentless Focus on Execution

Customer-centric omni experience

Focused training on product knowledge and elevated selling

Elevated selling experience with bra fit experts

Significantly improve digital capability in user experience and fulfillment

Elevating Assortment Architecture

Enhancing Customer Experience



Repositioning the Brand

Simplifying Operating Model

VS Lingerie

Key Pillars

Drive Growth & Maintain #1 Lingerie Market Position

Inclusive communication and branding to strengthen customer loyalty

Emotional connections with customers

Brand evolution to remain modern and relevant

Leverage VS Collective

Elevating Assortment Architecture

Enhancing Customer Experience

Repositioning the Brand



Simplifying Operating Model

VS Lingerie

Key Pillars

Re-build the Operating Model for Speed and Simplicity

Focus on buying calendar, processes and planning of products

Speed and agility, with development cycle of <15 weeks

Assortment improvements and disciplined inventory management drive elevated margin rates in key categories

Focus on superior talent and training / development

Elevating Assortment Architecture

Enhancing Customer Experience

Repositioning the Brand

Simplifying Operating Model



VS Lingerie

Additional Growth Initiatives in 2021 & Beyond



Growth from the Core

Bra launches



Aggregation Opportunities

New designer / brand partnerships to further develop Brands We Love platform



Swim
(Re-introduction)

Grounded in bra fit technology
Strong core plus fashion business
Focus on frequent newness updates (6 weeks)
Year round digital (stores seasonal)



Size Expansion

All product category participation
Digital-first focus



Maternity

Support customer through life milestones
Builds customer loyalty
Anchored in best at categories of bras / panties



Shapewear

Two-prong approach:
- Smoothing focus through VS design / manufacturing
- Technical solutions offered through third party expansion



Bridal

Support customer through life milestones
Cross-category grounded in bras, panties, lingerie
Digital-only capsule collection anchored in best-selling frames

Let’s Take a Closer Look…



VIDEO

VS&Co

PINK

…Creating Meaningful Products & Experiences that Celebrate Our Customers and Their Communities


PINK

Amy Hauk

Chief Executive Officer | Victoria's Secret PINK

VS&Co
VICTORIA'S SECRET & CO.

Let's Take a Closer Look…

VIDEO


PINK

VS&Co
VICTORIA'S SECRET & CO.

PINK

PINK

We believe in empowering and supporting young adults in everything they do. Through our core pillars of people, purpose, and planet, we've got their back beyond the product that's on it.

#1
Intimates Mindshare[1]

$2.0B
Retail Sales[2]

~35%
of Total North American VS Sales[2,3]

~40%
Sales from Digital[2,4]

95%
Brand Awareness[5]

Bras



Panties



Active



Swim



Apparel / Lounge



Logo Shop



Source: Company data
[1] Source: NPD.
[2] North America Stores and Digital Retail sales as of Q1 '21 TTM period ending May 1, 2021.
[3] Reflects VS PINK Sales as a % of Total North America Stores and Digital Retail Sales.
[4] Reflects VS PINK Digital Sales as a % of Total VS PINK Retail Sales for North America Stores and Digital.
[5] Source: Ypulse Brand Data for the 12 months ended July 4, 2021.

PINK

Key Pillars

Standing For Our Brand Values: People, Purpose, Planet


PINK

Leveraging Stores & Digital


LOVEPINK

Delivering on Innovation Pipeline



Adhering To Retail Disciplines


PINK
PINK

PINK

Key Pillars

People

Promoting diversity, equity and inclusion with our customers, associates and campus reps

Investing in tomorrow's leaders

Purpose

Supporting mental health awareness through JED Foundation partnership

Empowering others through PINK with purpose project contest

Planet

Goal for 80% of products to be consciously designed by 2023

Improving chemistry and reducing water and energy use in manufacturing

Standing For Our Brand Values


PINK

Leveraging Stores & Digital

Delivering on Innovation Pipeline

Adhering To Retail Disciplines

PINK
PINK

THIS IS PINK

We believe in empowering and supporting young adults in everything they do. Through our core pillars of people, purpose, and planet, we've got their back beyond the product that's on it.

Join us on our journey!



PEOPLE
Helping everyone experience a healthy, balanced, and fulfilling life.



PLANET
Making products that our customers can feel good about.



PURPOSE
Fostering positive mental health and supporting our broader community.

PINK

PINK

Key Pillars

Maintain best-in-class store performance and productivity

Relaunching PINK Nation App in 2022; evolving program and benefits

Highly connected with Gen Z:

- Instagram engagement **~8x industry benchmark**[1]
- 2021 TikTok challenges: **9B+ total global campaign views**

Standing For Our Brand Values

PINK

Leveraging Stores & Digital


LOVEPINK

Delivering on Innovation Pipeline

Adhering To Retail Disciplines

PINK
PINK

Source: Company data, Ypulse, Rival IQ, TikTok.

[1] 2021 Rival IQ social benchmark report that analyzed 2,100 companies across 14 industries (150 companies per industry). Average engagement rate for retail was 0.6% and fashion was 0.5%, and Victoria's Secret PINK scored 5.1%, between February 1, 2021 and June 30, 2021.

PINK

Key Pillars

Revamping bra product line with fashion/innovation across Wear Everywhere, Sports Bras, Bralettes

Innovation in panties with Period Panty launch

Ability to quickly adapt to seasonal trends

Relaunch of swim assortment in 2021 (gym-to-swim since 2019)

Build on expanded Active Cotton legging assortment in Fall 2021

Focus on innovation (fit, comfort, function, fabric)

Standing For Our Brand Values

PINK

Leveraging Stores & Digital

LOVEPINK

Delivering on Innovation Pipeline



Adhering To Retail Disciplines

PINK
PINK

PINK

Key Pillars

Simplified, streamlined process through omnichannel execution

Robust testing agenda

Edit to focus

Aligned to key retail principles:

- Know the brand and competition;
- Connect with the customer through storytelling;
- Focus on sales optimization;
- Maximize big ideas

Standing For Our Brand Values

PINK

Leveraging Stores & Digital

LOVE PINK

Delivering on Innovation Pipeline

Adhering To Retail Disciplines


PINK
PINK

PINK

Additional Growth Initiatives in 2021 & Beyond



Logo Shop

#1 franchise – continue to make big bigger through fashion and silhouette newness



Lounge

PINK for All – gender neutral styles including sweat sets and one-size. Launched Q1 2021 (30% of our styles are fit for gender fluidity)

Varsity – re-launching classic PINK franchise Q2 2021



Swim
(Re-introduction)

Launched early 2021

Gym to Swim in assortment since May 2019

Traditional swim styles fully incremental


PINK

Size Expansion

Rolled XL omni channel all categories 2020

XXL all categories Fall 2021 (digital)

38 Bands in Wear Everywhere Fall 2021 in digital and in stores

Test XXS intimates for Fall season in digital



Period Panty
(Third-party expansion)

Launched March 2021 – sold out within first week

Leverage agility / chase for balance of 2021

93% positive sentiment across marketing channels[1]

[1] Source: Salesforce Social Studio for social listening and monitoring.

Let's Take a Closer Look…

VIDEO


PINK

VS&Co
VICTORIA'S SECRET & CO.

#1 Fragrance Brand in America…

An Established & Proven Market Leader With Growth Potential

VS Beauty

Gregory Unis

Chief Executive Officer | Victoria's Secret Beauty


VICTORIA'S
SECRET
BOMBSHELL
EAU DE PARFUM

VS Beauty

VICTORIA'S SECRET BEAUTY

#1

Fragrance Brand in America[1]

#1 Bombshell is America's #1 Fragrance[1]	**~$0.9B** Retail Sales[2]
~15% of Total North American VS Sales[2,3]	**~40%** Sales from Digital[2,4]

Fine Fragrance



Mist & Body Care



PINK Beauty



Source: Company data
[1] Source: Euromonitor.
[2] North America Stores and Digital Retail sales as of Q1 '21 TTM period ending May 1, 2021.
[3] Reflects VS Beauty Sales as a % of Total North America Stores and Digital Retail Sales.
[4] Reflects VS Beauty Digital Sales as a % of Total VS Beauty Retail Sales for North America Stores and Digital.

VICTORIA'S SECRET BEAUTY

VS Beauty

Key Pillars

Extending Market Leadership


LOVE

Defining Our Clear Competitive Advantage



Creating Cohesive Customer Journey Across Brands



Growing Extensions & Adjacencies



VS Beauty

Key Pillars

#1 Fragrance Brand in America, headlined by Bombshell[1]

Own 6 of top 30 Fragrances[2]

Fine Fragrance anchored in five iconic collections with complementary mists and lotions

Extending Market Leadership



Defining Our Clear Competitive Advantage

Creating Cohesive Customer Journey Across Brands

Growing Extensions & Adjacencies

[1] Source: Euromonitor.
[2] Source: NPD.

VICTORIA'S SECRET BEAUTY

VS Beauty

Key Pillars

Scaled direct-to-consumer fine fragrance brand

Balanced assortment architecture – balancing value with benefits

Strategic supply chain leverages Beauty Park campus in central Ohio for speed, agility and growth

Extending Market Leadership



Defining Our Clear Competitive Advantage



Creating Cohesive Customer Journey Across Brands

Growing Extensions & Adjacencies

VS Beauty

Key Pillars

Strong brand integration with Lingerie and PINK

Customers who purchase beauty shop more frequently and spend more annually than the average customer

Omni channel business with a digital-first mindset, enhanced by an immersive store experience

Extending Market Leadership



Defining Our Clear Competitive Advantage

Creating Cohesive Customer Journey Across Brands



Growing Extensions & Adjacencies

VS Beauty

Key Pillars

Core portfolio with opportunity to grow extensions and adjacencies

Within PINK Beauty, build awareness in Body Care and create an elevated scent experience

Enhance brand positioning with curated Home Fragrance launch, creating a holistic experience

Extending Market Leadership



Defining Our Clear Competitive Advantage

Creating Cohesive Customer Journey Across Brands

Growing Extensions & Adjacencies



VS Beauty

Additional Growth Initiatives in 2021 & Beyond



Home Fragrance
VS & PINK

Testing initial assortment this Fall



Natural Beauty

Launched first collection this spring with initial results exceeding expectations


Water Wash
Coco Scrub Wash
Honey Wash
PINK

PINK Beauty (Body Care)

Growth through expansion of new product forms and offerings within existing core product lines, creating depth and price value offerings

Let’s Take a Closer Look…

VIDEO


VICTORIA'S SECRET
BOMBSHELL
EAU DE PARFUM

VS&Co
VICTORIA'S SECRET & Co



Martin Waters
Chief Executive Officer | VS&Co

VS&Co
VICTORIA'S SECRET & CO

Agenda

1. Company Overview
2. Lines of Business
   - VS Lingerie
   - PINK
   - VS Beauty
3. **Channels**
   - **Digital**
   - **North America Stores**
   - **International**
4. Financials & Growth Opportunities
5. Appendix

Delivering Across Diversified Channels


53%
NA Stores


40%
Digital[2]


7%
International[2]

Q1 '21 TTM Net Sales[1]	NA Stores	Digital[2]	International[2]
	$3.2B	$2.4B	$0.4B

NA Stores

867 store locations

~94% of stores are cash flow positive

Flexible lease structure with average remaining term of ~3.8 years

Digital

Highly profitable business

~700M annual website visits[3]

International

520 total locations – mix of partner and company-owned sites

New model focused on profitability and targeted expansion

Multiple avenues for growth across business verticals

[1] Q1 '21 TTM represents the period ending May 1, 2021.
[2] Digital includes $0.2 billion of international digital sales that transact through North America. These sales are not included in International.
[3] Visits to vs.com and VS/PINK apps as of Q1 '21 TTM period ending May 1, 2021.

Digital

Seamless and Personalized Digital Experience

Interconnected digital platform creates enduring customer relationships


PINK

VS&Co
VICTORIA'S SECRET & CO.

Large, Highly-Profitable & Growing Digital Business

~$400M investment over the last five years:

- Modernized the digital platform
- State-of-the-art distribution centers
- Omni-channel focus
- Increasing use of AI-driven commerce

Digital Sales[1] ($B)



$1.7
$1.7
$2.2
$2.4
2018
2019
2020
Q1 '21 TTM

Digital Penetration[1,2] (%)



24%
25%
44%
43%
2018
2019
2020
Q1 '21 TTM

Source: Company data.
[1] Q1 '21 TTM represents the period ending May 1, 2021.
[2] Digital net sales as a % of Digital + North America Stores net sales.

Powerful Digital Marketing Strategy Driving Consumer Engagement

~77M Followers on Instagram (VS & PINK)	**~45M** Followers on Facebook (VS & PINK)	**~15M** Active Digital Customers	**~21M** Total Email File
6.2M Active VS App Customers	**5.5M** Active PINK Nation Customers	**45%** Organic Traffic	

Source: Company data.
As of May 1, 2021; "active" defined as customers who have purchased from North America stores or digital in the last twelve months.

Our Interconnected Digital Platform Creates Enduring Customer Relationships

Seamless and Personalized Journey Across Touchpoints


START
Engages via social media
Omni experience in stores
Personalized email content pre and post transaction
LOOP
Shops online again
Browses and shops online with personalized content
Customer care for online and stores customers
Downloads app for richer experiences online & in stores

Elevating the Digital Experience

Personalized Approach

- Tailoring experiences for her creates lasting loyalty
- Creating customer-centric, timely & relevant experiences
- Driving qualified traffic & conversion

Seamless Omni-Channel Experience

- Omni-channel empowers her to select the most convenient option
- Customer choice across channels (inventory visibility, fulfillment & assortment access)
- Driving faster inventory turn, increasing fulfillment speed & reducing markdowns

Continuous Improvement of Shopping & Service

- Optimize digital interaction to ensure a memorable experience
- Create delightful shopping & service experiences
- Driving increased conversion & average order size

Increasing Mobile & App Penetration

- Accelerate commerce in fastest growing store while merging online & store experiences
- Driving increased app download / retention, average order size & conversion

80%+

of engagement on mobile devices[1]

60%+

of all sales via mobile devices[1]

Omni customer spends more than 2x annually vs. single channel customer,[1] **driven by increased visits**

Source: Company data.
[1] As of May 1, 2021; reflects Q1 '21 TTM for the period ending May 1, 2021.



North America Stores

Unique, Engaging In-Store Experience

Differentiated retail experience

Best-in-class store experience provided by passionate, knowledgeable and engaged sales force

Signature bra fit experience

Modern, feminine feel

VS&Co
VICTORIA'S SECRET & CO.

Profitable & Evolving Retail Footprint

~$0.9M

North America average cash flow per store[1]

~3.8 YEARS

Average NA remaining lease term[2]

241

Targeted, permanent store closures completed during 2020

Broad-Based Store Portfolio: ~94% of North America Stores Cash Flow Positive[1]



OTHER3
24%
A MALLS
26%
Total North America Stores4
867
C MALLS
13%
B MALLS
37%

Source: Company data.
[1] Q1 '21 TTM represents the period ending May 1, 2021.
[2] Simple average as of Q1 2021.
[3] Includes street, off-mall and D/F malls.
[4] As of Q1 2021.

Optimizing Real Estate Footprint to Drive Growth & Profitability

Completed negotiations with majority of landlords to address COVID disruption and secured meaningful rent concessions

Flexible lease structure & continued pathway to further store rationalization

Store of the Future & Off-Mall Testing

Fall 2021 & FY 2022

Victoria's Secret North America Store Count



1143
1091
871
867
Continued Optimization Efforts
2018
2019
2020
Q1 2021
Beyond

Refreshing Existing Locations in 2021

Investing in a more modern, efficient store base through space optimization & store refresh projects

FRONT OF STORE | **PINK** | **BEAUTY ROOM**

BEFORE







AFTER







Utilizing low-cost and light touch approach on current store fleet

Updating stores to evolve with the brand

Addressing aged fixtures and finishes in select locations

Enhancing the customer experience & rebalancing square footage to drive store productivity

Go-Forward Physical Retail Strategy

Fleet Investment & Rationalization
Refreshing existing stores and building the stores of the future

Store Talent
Investing in field talent & leadership development

Omni-Channel
Enhancing in-store, online ordering process

BOPIS is live in 200 stores and expanding to broader fleet

Ship-From-Store roll-out to 200 stores

Profitability
Store labor optimization

Lower capex build-out cost per foot

Right-size inventory assortment

Store of the Future
TESTING IN FALL 2021, INCLUDING OFF-MALL


VICTORIA'S SECRET

1. Best-in-class customer service
2. Modern, feminine feel
3. Integrated in-store online orders & returns
4. Unique, dual-brand store layout
5. Refined staffing models

GOAL: Significantly Lower Capex

Let’s Take a Closer Look…

VIDEO



International

Successful International Operating Model

Positioned for Long-Term, Global Growth



VS&Co
VICTORIA'S SECRET & CO

International Business Evolution

70+ Countries Across the World

2008 | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020

Victoria's Secret Beauty Assortment

~375 Stores


VICTORIA'S SECRET


VICTORIA'S SECRET




CHINA



- 1st VSBA In Travel Retail
- Entered Singapore, Kuwait & Venezuela
- Entered Qatar, Costa Rica, Bahrain, Russia, Panama, Turkey, Jordan, Oman, Macau, Saudi Arabia, Malaysia, Poland, Colombia & Dominican Republic
- Entered Hong Kong, Egypt, Indonesia, Lebanon, Philippines & Thailand
- Entered Chile, Mexico, Australia, South Africa & Sweden
- Entered China, Italy, Finland, Greece, Denmark, Norway & Spain
- Entered Peru
- Entered Curacao

Victoria's Secret Full Assortment

~145 Stores


VICTORIA'S SECRET






VICTORIA'S SECRET






VICTORIA'S SECRET

- 1st VSFA in Canada
- 1st VSFA in the UK
- 1st VSFA Franchise Stores in Dubai & Kuwait
- Entered Saudi Arabia, Turkey, Lebanon & Egypt
- Entered Russia, Mexico, Singapore, Qatar, Jordan & Bahrain
- Entered China, Panama, Poland & Ireland
- Entered Indonesia & Costa Rica
- Entered Oman, Chile, Peru, France
- Entered Paraguay

Digital

200+ Geographies











- Created a dedicated Finance & Operational team; focus on localized offers & messaging
- Enabled shopping in 22 local currencies
- Site translations into French, French-Canadian, Spanish (Castilian), German
- Enabled Fragrance shipping
- Translations into Italian, Spanish (Universal)
  New platform
  First ~$100M season and First ~$200M year (2x 2015 demand)

VS&Co

Successful International Operating Model

International retail sales present future upside opportunity

~$0.4B

Recognized revenue[1]

~$1.0B

Retail sales[1, 2]

Diverse operating models capture opportunity across markets and channels

- **Franchise** – Royalty-based model on Retail Sales
- **Travel Retail** – Wholesale income model on Travel Retail stores
- **Joint Venture** – Mix of royalty-based model and share of earnings in the UK & Ireland
- **Wholly Owned** – China

- **International Digital** – Vertical DTC model reaching 200+ markets/territories

We work with a small number of world-class partners

- We work with experienced and well-resourced partners in each Region/Channel
- Replication model: we own assortment, pricing architecture, promotions, store design and real estate approval
- Partners bring local knowledge, expertise in real estate and people and make investments in executing the brand locally
- We have associates in Region to coach, train, expedite and escalate

International Retail Sales Split[1]



Victoria's Secret Digital International
20%
Digital sales are reported in the Digital segment
Travel Retail
7%
China
17%
~30% Digital in China
UK Joint Venture
6%
Franchise
50%

[1] Q1 '21 TTM represents the period ending May 1, 2021.

[2] Sales represent retail sales and not reported sales. Includes international digital sales that transact through North America ($0.2B).

We Have Restructured Key International Segments

	Geography	Key Initiatives		Path Forward
	**UK / Ireland**	Partnered in a JV with Next UK, after a restructuring process that transformed the business model with substantial occupancy and operating cost reductions	▶	Leverage JV with one of the best retailers in UK to access scale and capabilities, and build best-in-class digital operations
	**China**	Restructured key leases to substantially reduce occupancy costs and closed Hong Kong street location on favorable terms; Business re-positioned for profitable growth	▶	Leverage in-country knowledge & resources to take advantage of China's growing market in lingerie – profitable store and digital growth

Victoria's Secret International Number of Stores



124
Americas
116
Middle East / Africa
128
Europe
152
Asia

520

Retail Locations as of Q1 2021

70+

Operating Countries

International Business: Poised For Significant Growth

Franchise

Profitable growth driven by new store expansion and partner digital across key geographies

Travel Retail

Recovery fueled growth in key regions such as Europe/Americas and significant growth opportunity in China

International Digital

Continued growth driven by site enhancements, language translations, investment in improving consumer experience, and other optimization initiatives

United Kingdom – Joint Venture

Significant profitable growth opportunity from Next's best-in-class omnichannel capabilities and their scale in the UK

China – Wholly Owned

Poised for long-term growth driven by profitable new stores and digital sales


VICTORIA'S SECRET

Singapore



Dublin


VICTORIA'S SECRET

victoriassecret.com – Japanese site



Timothy Johnson
Chief Financial Officer | VS&Co

Brad Kramer
EVP Finance | VS&Co

VS&Co
VICTORIA'S SECRET & CO

Agenda

1. Company Overview
2. Lines of Business
   - VS Lingerie
   - PINK
   - VS Beauty
3. Channels
   - Digital
   - North America Stores
   - International
4. **Financials & Growth Opportunities**
5. Appendix

Recent Actions Have Driven Significant Improvement & Strong Performance…

Adjusted EBITDA ($M), 2018 – Q1 2021 TTM[1]



~$425M
Adjusted EBITDA improvement
$899
$493
$425
($188)
$306
$919
2018
2019
2020
Q1 '20
Q1 '21
Q1 '21 TTM
Adj. EBITDA Rate:
11%
7%
8%
(21%)
20%
15%

Source: Company data.
Note: See reconciliation of reported to adjusted results in the Appendix.
[1]Q1 '21 TTM represents the period ending May 1, 2021.

…And Momentum is Continuing

VS Segment Estimated Adjusted Operating Income ($M)[1]



$285M+
Increase in adjusted operating income
$200+
($87)
Q2 '20
Q2 '21E

Source: Company data.
Note: See reconciliation of reported to adjusted results in the Appendix.
[1] Q2 '21 estimates based on VS segment guidance as provided in L Brands' July 13, 2021 press release. Segment for both periods as per the current L Brands segment reporting. Both periods exclude Corporate/Other costs.
Note: The expected Q2 '21 operating income is based on information available at the date of the press release and incorporate a variety of assumptions, estimates and projections, including among others, with regard to the impact of COVID-19. Actual operating income for the second quarter will be influenced by future developments and other factors, many of which are difficult to predict and not within the company's control, and may differ from the expected results described above.

Delivering Significant & Sustainable Adjusted EBITDA Improvement

Driven by Combination of North America Margin Growth & Execution of Profit Improvement Plan

~$600M Expected Run-Rate Improvement

~$300M driven by North America comparable margin growth

- Expecting 4 consecutive quarters of comparable margin growth vs. 2019
- Improved performance across all channels and lines of business

~$300M expected via Profit Improvement Plan

~$100M One-Time Items driven by COVID-19-related occupancy concessions

Based on VS segment guidance as provided in L Brands' July 13, 2021 press release. Q2 '20 represents VS segment as reported by L Brands.

Continued Execution Against Profit Improvement Plan

- Reorganized corporate office
- Merchandise margin rate expansion
- Improved store profitability
- Restructured international segments

On Track to Deliver Expected Profit Improvement Annualized Savings of: ~$300M



Water Scrub
HYALURONIC ACID
PINK
Water Mist
PINK

Source: Company data.
Note: Expected total annualized savings for VS segment as reported by L Brands.

Three-to-Five Year Financial Targets

Metric	Target
Total Sales Growth	Mid-single digit
Digital Penetration	~50%
Operating Income Growth	High-single digit
Operating Income Rate	Mid-teens



VS&Co
VICTORIA'S SECRET & CO

Continued Execution Creates Opportunities for Long-Term Growth

Focusing on Key Priorities

Evolve Merchandise Assortment and Marketing

- Inspire women around the world with products and experiences that uplift and champion them

Drive Penetration and Growth in Digital Channel

- Leverage unique platform of global brands and scaled retail footprint in North America to continue to grow our digital business
- Deliver on omni-channel initiatives, including buy online pick-up in store, and an increased focus on mobile and application interactions

Expand International Business

- Increase our international store count, enabled by a new store design, lower costs and flexible store formats
- Country-specific web platforms tailored to local languages and preferences and through additional regional expansion

Optimize Customer Experience through Elevated and Profitable Company-Operated Stores

- Refreshing existing stores and working towards a store of the future that will include smaller, more flexible space to meet the needs of our customer and accommodate shifting consumer preferences for omni-channel shopping

Financial Policy and Capital Allocation Framework

Liquidity, Leverage & Balance Sheet Strength

- Launch with ~$250M in cash and $750M undrawn ABL
- Strong & flexible balance sheet with low leverage
- Focus on deleveraging through EBITDA growth and strong free cash flow generation
- Emphasis on efficient capital spending and working capital management to support cash generation

Targeted Investments

- Disciplined approach to future investment
- Primary focus on core business and organic growth



Capital Allocation & Distribution Policy

Distributions to be made only from cash in excess of business investment needs

The VS Investment Opportunity

Two category-defining intimates and beauty brands with **clearly defined purpose, mission and vision**

Global **brand awareness** and impressive **customer satisfaction** scores

Growing digital business with proven omnichannel foundation & growing capabilities



Scaled, profitable and right-sized store footprint

Tightly controlled and **highly responsive supply chains**

Delivering against profit improvement plan, with powerful levers to **drive significant top- and bottom-line growth**

Highly talented management team with deep industry experience

Thank You...

VS&Co
VICTORIA'S SECRET & CO.

Investor Presentation Q&A

July 2021



Appendix



VS&Co
VICTORIA'S SECRET & CO

Quarterly Financial Information, Fiscal 2021

Historical Reported Results - Carve Out Basis: Quarterly

$s in thousands, (Unaudited)

	First Quarter		
	Victoria's Secret Segment[1]	Corporate / Other[2]	Total VS & Co.
Net Sales	$ 1,554,220		$ 1,554,220
Costs of Goods Sold, Buying and Occupancy	882,079		882,079
Gross Profit	672,141		672,141
General, Administrative and Store Operating Expenses	427,625	$ 18,830	446,455
Operating Income	$ 244,516	$ (18,830)	$ 225,686
Gross Profit Rate	43.2%	nm	43.2%
Operating Income Rate	15.7%	nm	14.5%

[1] The Victoria's Secret segment as reported by L Brands represents company-operated retail stores located in the U.S., Canada and Greater China, company-operated Victoria's Secret digital platforms, and international stores/digital platforms operated by partners under franchise, license and wholesale arrangements. Additionally, this segment includes the Victoria's Secret merchandise sourcing and production function serving the Company and its international partners.

[2] Corporate/Other includes corporate infrastructure and governance functions and other non-recurring items that are deemed to be corporate in nature. The amounts included above are the L Brands' corporate costs that were allocated to Victoria's Secret & Co. for purposes of preparing its results on a carve-out basis. As a result of the VS Spin-Off, the above operating results are not necessarily indicative of future results nor do they reflect what results of operations would have been as an independent public company during the periods presented.

Quarterly Financial Information, Fiscal 2020

Historical Reported Results - Carve Out Basis: Quarterly

$s in thousands, (Unaudited)

	First Quarter			Second Quarter			Third Quarter		
	Victoria's Secret Segment[1]	Corporate / Other[2]	Total VS & Co.	Victoria's Secret Segment[1,3]	Corporate / Other[2]	Total VS & Co.	Victoria's Secret Segment[1]	Corporate / Other[2]	Total VS & Co.
Net Sales	$ 893,607		$ 893,607	$ 1,066,334		$ 1,066,334	$ 1,353,100		$ 1,353,100
Costs of Goods Sold, Buying and Occupancy	872,846		872,846	913,720		913,720	856,315		856,315
Gross Profit	20,762		20,762	152,614		152,614	496,785		496,785
General, Administrative and Store Operating Expenses	374,630	$ 19,526	394,156	371,314	$ 24,637	395,951	352,230	$ 17,178	369,407
Operating Income	$ (353,868)	$ (19,526)	$ (373,395)	$ (218,701)	$ (24,637)	$ (243,337)	$ 144,555	$ (17,178)	$ 127,377
Gross Profit Rate	2.3%	nm	2.3%	14.3%	nm	14.3%	36.7%	nm	36.7%
Operating Income Rate	-39.6%	nm	-41.8%	-20.5%	nm	-22.8%	10.7%	nm	9.4%

[1] The Victoria's Secret segment as reported by L Brands represents company-operated retail stores located in the U.S., Canada and Greater China, company-operated Victoria's Secret digital platforms, and international stores/digital platforms operated by partners under franchise, license and wholesale arrangements. Additionally, this segment includes the Victoria's Secret merchandise sourcing and production function serving the Company and its international partners.
[2] Corporate/Other includes corporate infrastructure and governance functions and other non-recurring items that are deemed to be corporate in nature. The amounts included above are the L Brands' corporate costs that were allocated to Victoria's Secret & Co. for purposes of preparing its results on a carve-out basis. As a result of the VS Spin-Off, the above operating results are not necessarily indicative of future results nor do they reflect what results of operations would have been as an independent public company during the periods presented.
[3] For Q2 '20, the adjusted operating loss for the Victoria's Secret segment was approximately $87 million, which excludes the special items described in the reconciliation of reported to adjusted results.

Quarterly Financial Information, Fiscal 2020

Historical Reported Results - Carve Out Basis: Quarterly

$s in thousands, (Unaudited)

	Fourth Quarter			Full Year		
	Victoria's Secret Segment[1]	Corporate / Other[2]	Total VS & Co.	Victoria's Secret Segment[1]	Corporate / Other[2]	Total VS & Co.
Net Sales	$ 2,099,749		$ 2,099,749	$ 5,412,790		$ 5,412,790
Costs of Goods Sold, Buying and Occupancy	1,199,166		1,199,166	3,842,047		3,842,047
Gross Profit	900,583		900,583	1,570,744		1,570,744
General, Administrative and Store Operating Expenses	497,209	$ 15,495	512,704	1,595,383	$ 76,836	1,672,219
Operating Income	$ 403,374	$ (15,495)	$ 387,879	$ (24,640)	$ (76,836)	$ (101,475)
Gross Profit Rate	42.9%	nm	42.9%	29.0%	nm	29.0%
Operating Income Rate	19.2%	nm	18.5%	-0.5%	nm	-1.9%

[1] The Victoria's Secret segment as reported by L Brands represents company-operated retail stores located in the U.S., Canada and Greater China, company-operated Victoria's Secret digital platforms, and international stores/digital platforms operated by partners under franchise, license and wholesale arrangements. Additionally, this segment includes the Victoria's Secret merchandise sourcing and production function serving the Company and its international partners.
[2] Corporate/Other includes corporate infrastructure and governance functions and other non-recurring items that are deemed to be corporate in nature. The amounts included above are the L Brands' corporate costs that were allocated to Victoria's Secret & Co. for purposes of preparing its results on a carve-out basis. As a result of the VS Spin-Off, the above operating results are not necessarily indicative of future results nor do they reflect what results of operations would have been as an independent public company during the periods presented.

Quarterly Financial Information, Fiscal 2019

Historical Reported Results - Carve Out Basis: Quarterly

$s in thousands, (Unaudited)

	First Quarter			Second Quarter			Third Quarter		
	Victoria's Secret Segment[1]	Corporate / Other[2]	Total VS & Co.	Victoria's Secret Segment[1]	Corporate / Other[2]	Total VS & Co.	Victoria's Secret Segment[1]	Corporate / Other[2]	Total VS & Co.
Net Sales	$ 1,670,403		$ 1,670,403	$ 1,784,692		$ 1,784,692	$ 1,577,486		$ 1,577,486
Costs of Goods Sold, Buying and Occupancy	1,133,534		1,133,534	1,254,923		1,254,923	1,318,617		1,318,617
Gross Profit	536,869		536,869	529,769		529,769	258,869		258,869
General, Administrative and Store Operating Expenses	504,903	$ 27,489	532,392	494,392	$ 29,374	523,767	545,932	$ 25,668	571,600
Impairment of Goodwill							30,475		30,475
Operating Income	$ 31,966	$ (27,489)	$ 4,477	$ 35,376	$ (29,374)	$ 6,002	$ (317,538)	$ (25,668)	$ (343,206)
Gross Profit Rate	32.1%	nm	32.1%	29.7%	nm	29.7%	16.4%	nm	16.4%
Operating Income Rate	1.9%	nm	0.3%	2.0%	nm	0.3%	-20.1%	nm	-21.8%

[1] The Victoria's Secret segment as reported by L Brands represents company-operated retail stores located in the U.S., Canada and Greater China, company-operated Victoria's Secret digital platforms, and international stores/digital platforms operated by partners under franchise, license and wholesale arrangements. Additionally, this segment includes the Victoria's Secret merchandise sourcing and production function serving the Company and its international partners.

[2] Corporate/Other includes corporate infrastructure and governance functions and other non-recurring items that are deemed to be corporate in nature. The amounts included above are the L Brands' corporate costs that were allocated to Victoria's Secret & Co. for purposes of preparing its results on a carve-out basis. As a result of the VS Spin-Off, the above operating results are not necessarily indicative of future results nor do they reflect what results of operations would have been as an independent public company during the periods presented.

Quarterly Financial Information, Fiscal 2019

Historical Reported Results - Carve Out Basis: Quarterly

$s in thousands, (Unaudited)

	Fourth Quarter			Full Year		
	Victoria's Secret Segment[1]	Corporate / Other[2]	Total VS & Co.	Victoria's Secret Segment[1]	Corporate / Other[2]	Total VS & Co.
Net Sales	$ 2,476,194		$ 2,476,194	$ 7,508,774		$ 7,508,774
Costs of Goods Sold, Buying and Occupancy	1,738,576		1,738,576	5,445,650		5,445,650
Gross Profit	737,618		737,618	2,063,124		2,063,124
General, Administrative and Store Operating Expenses	579,390	$ 27,765	607,155	2,124,616	$ 110,297	2,234,913
Impairment of Goodwill	689,576		689,576	720,051		720,051
Operating Income	$ (531,348)	$ (27,765)	$ (559,113)	$ (781,543)	$ (110,297)	$ (891,840)
Gross Profit Rate	29.8%	nm	29.8%	27.5%	nm	27.5%
Operating Income Rate	-21.5%	nm	-22.6%	-10.4%	nm	-11.9%

[1] The Victoria's Secret segment as reported by L Brands represents company-operated retail stores located in the U.S., Canada and Greater China, company-operated Victoria's Secret digital platforms, and international stores/digital platforms operated by partners under franchise, license and wholesale arrangements. Additionally, this segment includes the Victoria's Secret merchandise sourcing and production function serving the Company and its international partners.

[2] Corporate/Other includes corporate infrastructure and governance functions and other non-recurring items that are deemed to be corporate in nature. The amounts included above are the L Brands' corporate costs that were allocated to Victoria's Secret & Co. for purposes of preparing its results on a carve-out basis. As a result of the VS Spin-Off, the above operating results are not necessarily indicative of future results nor do they reflect what results of operations would have been as an independent public company during the periods presented.

Adjusted EBITDA Reconciliation

Historical Reported Results - Carve Out Basis: Reconciliation of Operating Income (Loss) to Adjusted Operating Income (Loss) and Adjusted EBITDA

$s in thousands, (Unaudited)

	2018	2019					2020					2021
	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1
Operating Income (Loss) - As Reported	**$ 399,737**	**$ 4,477**	**$ 6,002**	**$ (343,206)**	**$ (559,113)**	**$ (891,840)**	**$ (373,395)**	**$ (243,337)**	**$ 127,377**	**$ 387,879**	**$ (101,475)**	**$ 225,686**
Asset Impairments[1]	80,878	-	-	217,058	35,384	252,442	96,844	117,109	-	-	213,953	-
Restructuring Charges[2]	-	-	-	-	-	-	-	51,236	-	-	51,236	-
Hong Kong Store Closure and Lease Termination[3]	-	-	-	-	-	-	-	(36,287)	-	-	(36,287)	-
Establishment of Victoria's Secret U.K. and Ireland Joint Venture with Next PLC[4]	-	-	-	-	-	-	-	-	(29,918)	-	(29,918)	-
Impairment of Goodwill[5]	-	-	-	30,474	689,576	720,050	-	-	-	-	-	-
Operating Income (Loss) - Adjusted	**$ 480,615**	**$ 4,477**	**$ 6,002**	**$ (95,674)**	**$ 165,847**	**$ 80,652**	**$ (276,551)**	**$ (111,279)**	**$ 97,459**	**$ 387,879**	**$ 97,509**	**$ 225,686**
Other Income (Loss)	(7,339)	549	(1,117)	1,193	(102)	$ 523	(1,501)	24	1,122	1,819	$ 1,464	(191)
Depreciation Expense	425,275	102,724	106,025	102,891	99,702	411,342	89,863	81,217	78,684	76,731	326,495	80,046
Adjusted EBITDA	**$ 898,551**	**$ 107,750**	**$110,910**	**$ 8,410**	**$ 265,447**	**$ 492,517**	**$ (188,189)**	**$ (30,038)**	**$ 177,265**	**$ 466,429**	**$ 425,468**	**$ 305,541**

[1] We recognized pre-tax impairment charges of $97 million and $117 million related to certain Victoria's Secret store and lease assets in the first and second quarter of 2020, respectively. We recognized pre-tax impairment charges of $217 million and $35 million related to certain Victoria's Secret store and lease assets in the third and fourth quarter of 2019, respectively. We recognized pre-tax impairment charges of $81 million related to certain Victoria's Secret store assets in the third quarter of 2018.; [2] In the second quarter of 2020, we recognized pre-tax severance charges of $51 million related to restructuring activities.; [3] In the second quarter of 2020, we recognized a net pre-tax gain of $36 million related to the closure and termination of our lease for the Victoria's Secret Hong Kong flagship store.; [4] In the third quarter of 2020, we recognized a pre-tax gain of $30 million related to the establishment of a joint venture for the Victoria's Secret U.K. and Ireland business with Next PLC.; [5] In the fourth quarter of 2019, we recognized a $690 million pre-tax goodwill impairment charge related to the North America reporting unit. In the third quarter of 2019, we recognized a $30 million goodwill impairment charge related to the Greater China reporting unit.

Note: The operating income results include L Brands' corporate costs that were allocated to Victoria's Secret & Co. for purposes of preparing its results on a carve-out basis. As a result of the Spin-Off, the above operating results are not necessarily indicative of future results nor do they reflect what results of operations would have been as an independent public company during the periods presented.

In addition to our results provided that are in accordance with accounting principles generally accepted in the United States ("GAAP"), we have also provided non-GAAP financial measures which present operating income (loss) on an adjusted basis, which remove certain special items. In addition, we present EBITDA and adjusted EBITDA which are non-GAAP financial measures. EBITDA is defined as earnings before interest expense, income tax expense and depreciation and amortization. Adjusted EBITDA is EBITDA adjusted to remove certain special items. We believe that these special items are not indicative of our ongoing operations due to their size and nature. We use adjusted financial information as key performance measures of results of operations for the purpose of evaluating performance internally. These non-GAAP financial measures are not intended to replace the presentation of our financial results in accordance with GAAP. Instead, we believe that the presentation of adjusted financial information provides additional information to investors to facilitate the comparison of past and present operations. In particular, EBITDA and Adjusted EBITDA are not an alternative to operating income (loss) as a measure of operating performance or to cash flows from operating activities as a measure of liquidity. Additionally, they are not intended to be a measure of free cash flow for management's discretionary use, as they do not consider certain cash requirements such as interest payments, tax payments and debt service requirements. Further, our definition of adjusted financial information may differ from similarly titled measures used by other companies and therefore may not be comparable among companies. The table above reconciles the GAAP financial measures to the non-GAAP financial measures. The non-GAAP financial measures presented should be read in conjunction with our audited combined financial statements and the related notes, our unaudited interim combined financial statements and the related notes, "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the "Unaudited Pro Forma Condensed Combined Financial Statements" and accompanying notes included in the Victoria's Secret & Co. Registration Statement on Form 10, as amended.